United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2009
AMERICAN INDEPENDENCE CORP. (Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 355-4141
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 8, 2009, Mr. Scott M. Wood tendered his resignation from the position of Co-Chief Operating Officer and Senior Vice President of American Independence Corp. (“AMIC”), effective as of the close of business on April 10, 2009. Simultaneously, Mr. David T. Kettig, previously AMIC’s Co-Chief Operating Officer and Senior Vice President, became AMIC’s sole Chief Operating Officer and Senior Vice President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

(Registrant)

/s/ Adam C. Vandervoort	Date:	April 13, 2009
Adam C. Vandervoort Vice President, General Counsel and Secretary